Promissory Note	9 Months Ended
Feb. 29, 2024
Promissory Note [Abstract]
Promissory Note

NOTE 6. Promissory Note

On October 19, 2022, the Company issued a Promissory Note in the principal amount of $300. The Promissory Note was to mature on October 18, 2027, and bore interest at a rate of 9.7% per annum. The Promissory was securitized by certain patents of the Company. The Promissory Note was being repaid on a monthly basis, with interest only payments until October 15, 2023, and blended payments of $8 thereafter.

During the three and nine months ended February 29, 2024, the Company recorded and paid interest expenses of $nil and $15 (February 28, 2023 - $7 and $10), respectively. The Company repaid the loan in its entirety including all accrued interest on November 9, 2023.